Exhibit 99.2

May 29, 2009 New GI Drug Company focused on Drugs to treat GI Disorders and Diseases (SGYP.OB)

SYNERGY PHARMACEUTICALS, INC. Certain statements made in this presentation are forward-looking. Such statements are indicated by words such as “expect,” “should,” “anticipate” and similar words indicating uncertainty in facts and figures. Although Synergy believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to be correct. As discussed in the Synergy Pharmaceuticals Annual Report on Form 10-K for the year ended December 31, 2008, and other periodic reports, as filed with the Securities and Exchange Commission, actual results could differ materially from those projected in the forward-looking statements as a result of the following factors, among others: uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that Synergy will not obtain approval to market its products, the risks associated with dependence upon key personnel and the need for additional financing.

Synergy Pharmaceuticals Application: Platform technology - 1. (SP-304) to treat chronic constipation and IBS-C 2. (SP-333) to treat IBD Advantages: Human analog, reduced systemic toxicity, improved side effect profile Opportunity: Validated target for GI disorders with potential for “Best-in-class” drug Risk: Very low – SP-304 benefits from success of Ironwood/Forest Labs drug already in Phase III for GI disorders GI Market: 20 M severe patients in US, Europe & Japan; $27 B worldwide annual revenue (GI disorders)

SP-304 & SP-333 to Treat GI Disorders & Diseases Oral drugs for GI disorders & diseases Targeted therapy – specific receptor in GI tract No systemic absorption – low risk of toxicity Platform technology – 2nd generation drug for IBD Excellent IP position Clinical proof-of-principle for class Huge market opportunity

Major “Game–Changing” Event: Zelnorm® (tegaserod, 5-HT4 agonist, Novartis) withdrawn from market in spring 2007 due to cardio-toxicity Approved for chronic constipation and IBS-C Sales in 2006 of $560 M WW, growth 32% Major impact on all future 5-HT4 agonist candidates Highlighted need for new approach to treat GI disorders

6 GC-C Agonists in Development UC ILEUM/COLON (FORMULATED RELEASE ) ++++ +++ SP-333 GI Disorders DUODENUM ++ (minimize breakthrough) +++ SP-304 PLANNED USE SITE OF ACTION PROEOLYTIC STABILITY GC-C ACTIVITY ANALOG

SYNERGY PHARMACEUTICALS INC.

History of the GC-C Receptor agonists

- Technology emanates from Monsanto.
- Two key researchers - Drs. Mark Currie and Kunwar Shailubhai
- Dr. Shailubhai joined Synergy Pharmaceuticals in 2000
- Dr. Currie joined Microbia (now Ironwood) in 2002


1990
2000
2002
2004
Research originated at Monsanto Searle
Researchers from Monsanto/Searle eventually joined two biotechnology companies, Microbia and Synergy
Synergy files first patent applications – SP-304 patent issued in May 2006
Ironwood (Microbia) aggressively developing its compound – linaclotide for GI disorders

7

Lead drug: SP-304 – A GC-C Receptor Agonist Uroguanylin Natural Hormone SP-304 Uroguanylin Analog Single letters denote different amino acids. Colored lines denote disulphide bonds 16-mer analog of uroguanylin Single key amino acid change Locked into stable active conformer Compact stable molecule Thermo and acid stable (100 °C, pH2), high resistance to proteases Behaves like a small molecule drug More potent than the natural hormone GC-C Receptor NDDCELCVNVACTGCL NDECELCVNVACTGCL

ST-peptide Produced by E. coli bacteria NSSNSSNYCCELCCNPACTGCY CCEYCCNPACTGCY Linaclotide ST-peptide Analog NDDCELCVNVACTGCL Uroguanylin Natural Hormone NDECELCVNVACTGCL SP-304 Uroguanylin Analog Colored lines denote disulphide bonds GC-C Receptor Agonists Currently Being Developed for Chronic Constipation and IBS

10 Guanylate Cyclase C Receptors - Physiological mechanism Guanylate Cyclase C (GC-C) receptors are present on luminal side of gut Key regulator of salt and liquid content of gut The CFTR when activated secretes Cl- and HCO3- into intestinal lumen, along with water

Activation of chloride channels increases fluid secretion into GI lumen Amitiza® SP-304 Linaclotide

12 Intellectual Property Patent No.: US 7,041,786 Date of Patent: May 9, 2006 Title: Guanylate cyclase receptor agonists for the treatment of tissue inflammation and carcinogenesis Inventors: K. Shailubhai, G. Nikiforovich, G. Jacob Assignee: Synergy/Callisto Pharmaceuticals, Inc. Related US Appl. Data: Provisional Appl. No. 60/348,646

IP position Synergy has dominant IP against uroguanylin analogs Key patent on SP-304 issued in 2006; Allowed in Japan & Europe Synergy has pursued strategy with narrow but strong claims Ironwood (Microbia) crafted their IP position primarily against ST-peptide analogs Pursued a broad strategy - filed over 11,000 peptide sequences to create a “fence” around the area – most of these claims will not issue but will publish Patent on linaclotide issued in December, 2008 Synergy has the priority position against uroguanylin analogs and is “inside the fence” Both companies appear to have freedom to operate

The Market World: 100 M people with chronic constipation and IBS-C Severe: 20 M people in US, Europe and Japan - $27 B 7.5 M US 7.5 M Europe 5.0 Japan Synergy: 1M patients within 5 years - $2 B in revenue

Competitive landscape – Approved products U.S. products for chronic constipation and IBS-C: Withdrawn products: Zelnorm® (tegaserod, 5-HT4 agonist), Novartis Withdrawn in US (2007) due to cardiovascular toxicity Sales in 2006 $560 M WW, growth 32% Recently approved product: Amitiza® (lubiprostone) from Sucampo/Takeda Chloride C-2 channel activator Absorbed compound – main side effect is nausea (up to 30% of patients) Sets high price for market – roughly $3.80 / day retail (~$3.35 / day ex-factory)

SP-304 US forecast assumptions: Launch for CIC in 2014; IBS-C in 2015 Market-penetration curves from Lehman Pharma Pipelines Price similar to Amitiza® ($3.81 retail; $3.35 estimated ex-factory price); grows at 5% / year Market sizes and peak shares: CIC with severe symptoms CIC w/o severe symptoms IBS-C with severe symptoms IBS-C w/o severe symptoms US Patients in 2008, million 5 20 2.5 7.5 Peak share 3.9% 1.6% 6.7% 3.4%

SP-304 US baseline forecast exceeds $2 billion CIC, not severe CIC, severe Sx IBS-C, not severe IBS-C, severe Sx Value ($) 0 500 1000 1500 2000 2500 2014 2015 2016 2017 2018 2019 2020 2021 2022

18 GC-C receptor agonists have an established valuation Sept. 2007 Partnership deal announced between Microbia (renamed: Ironwood) and Forest Laboratories for North America Deal based on phase 2a data (6 months before Ph 2b data) Forest paid $70 M upfront and $260 M in near term milestones, for 50/50 rights to US, plus Canada and Mexico May 2009 Ironwood partnered with Almirall, S.A for European rights Almirall paid $40 M upfront and $55 M in near-term milestones plus royalties

19 Phase I Trial initiated on June 3, 2008 “Single-site, Randomized, Double-blind, Placebo-Controlled, Single-, Ascending-, Oral-Dose Safety, Tolerability, and Pharmacokinetic Study of SP-304 in Healthy Adult Human Male and Female Volunteers” (Protocol No. SP-SP304101-08) Objectives: Assess safety and pharmacokinetics of single oral dose of SP-304 in healthy subjects Cohorts administered a single, oral dose of 0.1, 0.3, 0.9, 2.7, 5.4, 8.1,16.2, 24.3 and 48.6 mg SP-304 or matching placebo 9 cohorts performed with 8 subjects per cohort (6 SP-304; 2 placebo) – 71 subjects total

Study Summary 9 cohorts dosed, 71 healthy volunteers 0.1 mg (6 active, 2 placebo) 0.3 mg (6 active, 2 placebo) 0.9 mg (6 active, 2 placebo) 2.7 mg (6 active, 2 placebo) 5.4 mg (6 active, 2 placebo) 8.1 mg (6 active, 2 placebo) 16.2 mg (5 active, 2 placebo) 24.3 mg (6 active, 2 placebo) 48.6 mg (6 active, 2 placebo) No systemic absorption of SP-304 observed at all administered doses PK collected through 48 hours post-dose

Bristol Score of First Bowel Movement Following a Single Dose of SP-304 2.0 3.0 4.0 5.0 6.0 -1 0 1 2 3 4 5 6 7 8 Dose (mg) Bristol Score

Average time to first bowel movement through 24 hr post-dose 0:00 2:24 4:48 7:12 9:36 12:00 14:24 16:48 19:12 21:36 Placebo 0.1 0.3 0.9 2.7 5.4 8.1 16.2 24.3 48.6 Average Time ± SEM SP-304 (mg) SP-304 Single-dose data in volunteers

SP-304 improves stool consistency SP-304 Single-Dose Data 0 20 40 60 80 Placebo 0.1 0.3 0.9 2.7 5.4 8.1 16.2 24.3 48.6 % Number of Subjects n=16 n=6 n=6 n=6 n=6 n=6 n=6 n=5 n=6 n=6 Note: Bristol scores for normal and healthy subjects are between 3 and 4

SP-304 improves stool consistency * Wilcoxon Two-sample test treatment vs placebo one-sided Placebo 0.1 0.3 0.9 2.7 5.4 8.1 16.2 24.3 48.6 Single Dose (mg) Bristol Score of first BM 0 1 2 3 4 5 6 7 p < 0.05 p < 0.05 p < 0.01 p < 0.01 SP-304 Single-Dose Data

SP-304 is less than one year away from completing Phase IIa proof of efficacy trial in chronic constipation Synergy: Opportunity

Three clinical trials planned for CIC and IBS-C Phase 2a seven-day repeated-dose, placebo-controlled dose escalation Phase IIa trial in CIC patients (N = 64) Linaclotide gave favorable data in Phase IIa single-dose study in CIC Phase 2b 28-day dose-ranging, placebo-controlled Phase 2b trial in CIC patients (N= 240) Key proof-of-concept (POC) trial - powered for statistical significance Phase 2b 12-week Phase IIb trial in IBS-C 90-day repeated-dosing study expected to yield clear, value-increasing, statistically significant favorable clinical signals Requires major SP-304 process development and manufacturing scale-up 26

Seven-Day Study in CIC sufficient for preliminary proof of efficacy SP-304 seven-day trial to begin 4Q2009 or 1Q2010 Linaclotide five-day studies gave favorable results: Double-blind, randomized, placebo-controlled, trial in IBS-C patients (N=36) Favorable efficacy: Decreased emptying half-life of ascending colon after 48 hr Overall, favorable effects on stool frequency, stool consistency, ease of passage, & time to first bowel movement 27

Synergy’s SP-304 Clinical Strategic Focus Linaclotide Phase IIb trial is going well but shows potential “Achilles heel” in clinical trial – namely – diarrhea AE’s Focus clinical development of SP-304 to beat linaclotide with lower diarrhea adverse events (AE’s) Mechanistic advantage of SP-304 over linaclotide – pH dependency to binding constant Seek labeling and marketing advantages with SP-304

SP-304: Rationale for ‘Best-in-Class’

CCEYCCNPACTGCY Linaclotide ST-peptide Analogue NDECELCVNVACTGCL SP-304 Uroguanylin Analogue Colored lines denote disulphide bonds Structural Motifs of GC-C Receptor Agonists Currently Being Developed Modulates binding constant with mucosal acidity Defines agonist activity Defines agonist activity

Physiological Role of N Terminus of Uroguanylin Physiological activity of uroguanylin is regulated by mucosal acidity Mucosal acidity provides physiological ‘ON’ and ‘OFF’ switch for binding of uroguanylin to GC-C First three amino acids at N-terminus (NDD) are critical for pH-mediated binding of uroguanylin to GC-C SP-304, containing NDE terminus, also retains pH modulation capability

SYNERGY PHARMACEUTICALS INC.

N-terminal Amino Acids are Critical for pH-mediated Regulation of Physiological Activity



400
300
200
100
0
pmoles cGMP per well
pH 8.0
pH 5.0
-10
-9
-8
-7
-6
-5
-4
[Uroguanylin$^{95-109}$], Log (M)
300
200
100
0
pmoles cGMP per well
Minus NDD UG
pH 8.0
pH 5.0
-11
-10
-9
-8
-7
-6
-5
-4
[Uroguanylin$^{98-109}$], Log (M)
100
75
50
25
0
^{125}I-ST Bound, % of Bo
Minus NDD UG
pH 8.0
pH 5.0
-11
-10
-9
-8
-7
-6
-5
-4
[Uroguanylin$^{98-109}$] , Log (M)

UG	N	D	D	C	E	L	C	V	N	V	A	C	T	G	C	L
SP-304	N	D	E	C	E	L	C	V	N	V	A	C	T	G	C	L
ST (5-17)			C	C	E	L	C	C	N	P	A	C	A	G	C	

NDD at the N-terminus of uroguanylin (UG) - and NDE of SP-304 - are crucial for the physiological 'ON' and 'OFF' mechanism for binding to GC-C

Hamra et al., PNAS 1997

32

SP-304 Target Product Profile SP-304 significantly improves multiple symptoms in CIC and IBS-C patients with minimal occurrence of diarrhea Key attributes are: Fast onset of action; first bowel movement within 2-4 hours of administration (FOA not expected to be explicitly stated in label) Production of 1 to 2 bowel movements per day without straining or a sense of incomplete evacuation Improvement in bloating and abdominal pain Minimum breakthrough diarrhea – aim for <10% of patients report as an AE Label for >18 years old, including over 65, male and female Non-detectable systemic absorption Formulated for once daily oral tablet dosing (morning or evening) Safety profile supports chronic dosing Superior to laxatives in comparator studies (this is a new class of compounds, not “better laxatives”)

 “Second-generation” drug positioned for ulcerative colitis (UC) IND planned for 4Q2009 or 1Q 2010 First trial in healthy volunteers to test for systemic absorption Formulation strategy for release in ascending colon IP status – Key patent published in Dec. 2008 – have freedom-to-operate in Feb. 2009 SP-333 to treat ulcerative colitis Synergy’s GC-C Receptor Agonist Program is a Technology Platform

35 GC-C Agonist Comparative Functions UC ILEUM/COLON (FORMULATED RELEASE ) ++++ +++ SP-333 GI Disorders DUODENUM ++ (minimize breakthrough) +++ SP-304 PLANNED USE SITE OF ACTION PROEOLYTIC STABILITY GC-C ACTIVITY ANALOG

SP-333 digestion with simulated intestinal fluid SIF 0 hr SP-333 SIF 2 hr SIF 6 hr SIF 24 hr SP-333 SP-333+H20-Leu-Asn

Activation of GC-C is Essential for Normal Functioning of GI Physiology cAMP AMP PKA PDE-III GTP PKG-II cGMP Na+ Ca+ Na+ Ca+ Cl- HCO3- HCO3- Cl- ClC2 CFTR CNG GC-C SP-304 SP-333 Anti-proliferative Anti-inflammatory Cl- HCO3- Na+/K+ homeostasis Amitiza® CIC & IBS IBD CANCER Intestinal lumen Epithelial membrane

Efficacy of SP-304 in Animal Models of Ulcerative Colitis [SP-333 studies in progress] Efficacy of SP-304 has been validated in three different acute animal models of ulcerative colitis - TNBS-induced colitis in Balb/c mouse - TNBS-induced colitis in BDF1 mouse - DSS-induced colitis in BDF1 mouse Preliminary data show that SP-304 treatment suppresses GI inflammation in accepted chronic model - IL-10 knock-out mouse Expression of uroguanylin is suppressed in IL-10 knock-out mouse

TNBS Injected Balb/c mice Treated with SP-304 show histological improvement and suppressed intestinal secretion of pro-inflammatory cytokines 0 40 80 120 IL-12 p40 IL-23 TNF Cytokines, pg/ml Control SP304, 50 µg/day 160 0 5 10 15 20 25 Histopathology Score SP-304 (µg/day) 0 10 20 50 n-9 n-8 n-4 n-5

Initial clinical trial planned for SP-333 Phase I single-dose, dose-escalation trial in healthy volunteers (N = 48) Safety, tolerability and PK of orally administered SP-333 Establish whether SP-333 is systemically absorbed in volunteers 40

41 Corporate Structure and Management Synergy is being operated by an efficient, experienced team The company has assembled a team of top level consultants and advisors in the lower functional GI space. Lower functional GI is a space with unusually few world class experts available maybe 20 people globally with relevant development experience Synergy will secure a team of world experts in this space as management, consultants and advisors; significant progress already

42 Management Team Gary S. Jacob, Ph.D.; President, Acting CEO 20 years experience in drug discovery & development G.D. Searle, Monsanto Co., Oxford University Kunwar Shailubhai, Ph.D., MBA; Chief Scientific Officer > 15 years experience at G.D. Searle/Monsanto Co. and NIH Major discoverer of SP-304 for GI indications Craig Talluto, Ph.D.; Senior Director, Clinical Operations 10 years experience in clinical research Kos Pharmaceuticals, Amgen, Hoffmann La-Roche Bernard Denoyer; Senior Vice President, Finance Former CFO of META Group Inc. Stephen Comiskey, Ph.D.; Director, Product Development Former Director of Product Development at Nucleonics, Inc.

Board of Directors Gabriele Cerrone, Chairman Thomas H. Adams, Ph.D John Brancaccio Gary S. Jacob, Ph.D.; President, Acting CEO Chris McGuigan, Ph.D. Melvin Spigelman, MD

44 Key consultants Allen Mangel, M.D., Ph.D. – Clinical Development Major authority on clinical development of GI drugs with extensive pharmaceutical industry experience Hoyle Group – Regulatory, Non-clinical and Clinical Development Gary Musso, Ph.D. – CMC Expert on CMC issues for peptide drugs. Former VP of Development at Preacis Gerald Schentag, Ph.D. – Clinical Development

Douglas Drossman, M.D. Dr. Drossman is Professor of Medicine and Psychiatry (UNC School of Medicine, Division of Gastroenterology & Hepatology) and Co-Director of the UNC Center for Functional GI & Motility Disorders Michael Camilleri, M.D., Ph. D. Dr. Camilleri is Professor of Physiology and Medicine at the Mayo Clinic, Minnesota, MN. He has contributed extensively in enteric neurosciences, motility, and in inflammatory bowel disease (IBD). Lin Chang, M.D. Dr. Chang is a Professor of Medicine in the Division of Digestive Diseases and Department of Medicine at the David Geffen School of Medicine at UCLA. She is the Co-Director and Head of the Clinical Program at the Center for Neurovisceral Sciences & Women’s Health and Director of the Women’s Digestive Health Center at UCLA. Scott Plevy, M.D. Dr. Plevy is Associate Professor of Medicine, Microbiology and Immunology at the University of North Carolina School of Medicine, Division of Gastroenterology & Hepatology. He is the Core Director of the Immunotechnology Core in the Center for Gastrointestinal Biology and Disease as well as the Director of the University of North Carolina Federation of Clinical Immunology Societies. Clinical Advisory Board

Summary Synergy has platform of GC-C receptor agonists Lead compound SP-304 - Plus 2nd generation compound, SP-333 Several other uses possible beyond GI disorders and IBD GC-C receptor agonists are a new class of drugs Peptide hormone analogs to treat gastro-intestinal disorders Primary indications: chronic constipation & irritable bowel syndrome GC-C receptor agonists for GI are non-absorbed oral drugs Not systemically absorbed – not needed for activity Very low toxicity – expected to be very safe Low risk development – high probability of success

 Clinical Development Timeline 1Q DB Lock 3Q DB Lock 3Q Final CSR 2Q DB Lock 2Q LPLV 4Q FPFV SP-333 Phase I Study 2Q Final CSR 4Q LPLV 4Q FPFV SP-304 Phase IIb Study 4Q Final CSR 3Q LPLV 4Q FPFV SP-304 Phase IIa Study 2012 2011 2010 2009 Clinical Trials

48 Corporate strategic options: 1. Synergy develops SP-304 to proof-of-efficacy Phase 2 trial followed by Pharma deal VC / equity financing needed 2. Partner immediately with Pharma company for co-development, retaining substantial rights 3. Immediate acquisition/merger with Pharma company